FS Energy and Power Fund 8-K

Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 30, 2012 (together with all schedules and exhibits hereto, this “First Amendment”), is entered into by and among FSEP TERM FUNDING, LLC, a Delaware limited liability company (the “Borrower”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as administrative agent (in such capacity, the “Administrative Agent”) and a Lender (as defined in the Credit Agreement).  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement described below.

RECITALS:

A. The Borrower, the Administrative Agent and the Lender are parties to a Credit Agreement dated as of June 24, 2011 (the “Credit Agreement” and the Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”) which provides, among other things, for revolving Loans to be made by the Lender to the Borrower in an aggregate principal amount not exceeding $50,000,000 (the “Existing Commitment”).

B. The Borrower, the Administrative Agent and the Lender desire, among other things, to provide for (i) the Existing Commitment to be referred to as a Tranche A Commitment, (ii) an additional commitment to make Loans in an aggregate principal amount not exceeding $50,000,000 in the form of a Tranche B Commitment that has a different Applicable Margin from the Applicable Margin applicable to the Tranche A Commitment, (iii) the reduction of the concentration limit regarding Corporate Bond Securities and Bank Loans of a single Obligor and (iv) certain other related amendments that are set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Credit Agreement.  Effective as of the date hereof, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Annex I to the Credit Agreement in the applicable alphabetical location:

“First Amendment Closing Date” means May 30, 2012.

“Tranche A Commitment” means (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $50,000,000 or (y) such lesser amount remaining following any reduction of the Tranche A Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) and (b) on and after the Commitment Termination Date, zero.

“Tranche A Lender” means each Lender that has a Tranche A Commitment.

“Tranche A Loan” means each Loan made under the Tranche A Commitment.  For the avoidance of doubt, all Loans outstanding prior to the First Amendment Closing Date shall be deemed to be Tranche A Loans.

“Tranche B Commitment” means (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $50,000,000 or (y) such lesser amount remaining following any reduction of the Tranche B Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) and (b) on and after the Commitment Termination Date, zero.

“Tranche B Lender” means each Lender that has a Tranche B Commitment.

“Tranche B Loan” means each Loan made under the Tranche B Commitment.

(b) The following definitions in Annex I to the Credit Agreement are hereby replaced in their entirety by the following:

“Applicable Margin” means (a) with respect to all outstanding Tranche A Loans provided by the Tranche A Lenders, 1.60% per annum and (b) with respect to all outstanding Tranche B Loans provided by the Tranche B Lenders, 1.85% per annum.

“Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 (Commitment), in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth on the signature page for such Lender or in the Assignment Agreement pursuant to which such Lender becomes a party hereto, as applicable, with respect to the Tranche A Commitment and the Tranche B Commitment, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commitment Fee” means, for each day, the Unused Amount as of such day multiplied by a fraction, the numerator of which is 0.75% and the denominator of which is 360; provided that such Commitment Fee shall not begin to accrue with respect to all outstanding Tranche B Loans until July 30, 2012.

“Make Whole Fee Rebate” means (a) if the Borrower exercises its right to reduce or terminate the Commitment (in whole or in part) in order to enter into a CDO transaction with the Global Markets Structuring Group of Deutsche Bank whereby (some or all of) the Fund Investments are sold or transferred to such CDO (as confirmed in writing by the Global Markets Structuring Group of Deutsche Bank), the product of (i) the market value of the Collateral sold or transferred by the Borrower to such CDO (excluding the amount of any “equity” tranche thereof) and (ii) 0.25%, and (b) otherwise, zero.

“Maximum Commitment” means, (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $100,000,000 or (y) such lesser amount remaining following any reduction of the Maximum Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) and (b) on and after the Commitment Termination Date, zero.

(c) Clause (iv) of the definition of “Excluded Investments” in Section 2 of Annex II to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Bank Loans and Corporate Bond Securities of a single Obligor which have a Market Value in excess of 25% of the aggregate Market Value of all Eligible Investments;”

(d) Section 2.01 of the Credit Agreement is hereby amended as follows:

(i) by renumbering existing Section 2.01 as subsection (a) and inserting “(a)” immediately prior to the words “Subject to the terms and conditions”;

(ii) by replacing the existing references to “(a)” and “(b)” contained therein with references to “(i)” and “(ii)”, respectively; and

(iii) by inserting a new subsection (b) to the following effect:

“(b) Each Loan made by the Lenders hereunder shall be made as a Tranche A Loan to the extent the combined principal amount of such Loan (or portion thereof) and all other outstanding Tranche A Loans does not exceed the Tranche A Commitment and any Loan (or portion thereof) in excess thereof made by the Lenders hereunder shall be made as a Tranche B Loan to the extent the combined principal amount of such Loan (or portion thereof) and all other outstanding Tranche B Loans do not exceed the Tranche B Commitment.”

(e) Section 3.01(a) of the Credit Agreement is hereby amended by inserting the words “tranche of” immediately prior to the words “Loan as well as such Lender’s Applicable Percentage of such Loan” in the second to last sentence of Section 3.01(a).

(f) Section 3.03(b)(i)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“any such prepayment of principal shall be applied to (x) first, Tranche B Loans until the principal amount of Tranche B Loans outstanding is zero and (y) thereafter, Tranche A Loans.”

(g) Annex II-B-3 to the Credit Agreement is deleted and replaced by Annex II-B-3 to this First Amendment.

(h) Annex II-C-1 to the Credit Agreement is deleted and replaced by Annex II-C-1 to this First Amendment.

(i) Annex II-C-5 to the Credit Agreement is deleted and replaced by Annex II-C-5 to this First Amendment.

(j) Exhibit B to the Credit Agreement is deleted and replaced by Exhibit B to this First Amendment.

(k) Number 4 of Exhibit C to the Credit Agreement is deleted and replaced by the following and the existing number 4 of Exhibit C is renumbered as number 5:

“4.	Type of Loan:	Type of Loan:	[Tranche A Loan][Tranche B Loan]”

Section 2. Contributed Assets.  The parties hereto agree that any Fund Investments contributed from time to time by FS Energy to the Borrower ("Contributed Assets") pursuant to the Asset Contribution Agreement dated as of June 24, 2011 (as amended from time to time, the "Contribution Agreement"), between FS Energy and Borrower, shall not be an Excluded Investment on the basis of the failure to comply with clause (i)(c) of the definition of "Excluded Investments" set forth at Section 2 of Annex I to the Credit Agreement if (i) the acquisition of the Contributed Assets complies with the requirements of the Collateral Transaction Procedures (other than those set forth under Sections 1(a), 1(b) and 1(c)(i) thereof) as applied to such Contributed Assets and (ii) the Administrative Agent shall have provided the Borrower with a written acknowledgment that the acquisition of such Contributed Assets complies with clause (i) above, such acknowledgment not to be unreasonably delayed, conditioned or denied.

Section 3. Conditions Precedent.  It shall be a condition precedent to the effectiveness of this First Amendment that each of the following conditions are satisfied:

(a) Agreements. The Administrative Agent shall have received an executed counterpart of this First Amendment duly executed and delivered by an Authorized Representative of the Borrower.

(b) Evidence of Authority. The Administrative Agent shall have received:

(1) a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), dated the First Amendment Closing Date, as to:

(i) the authority of the Borrower to execute and deliver this First Amendment and to perform its obligations under the Credit Agreement and the Notes, in each case as amended by this First Amendment and each other Credit Document to be executed by it in connection with this First Amendment and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

(ii) the authority and signatures of those Persons authorized on behalf of the Borrower to execute and deliver this First Amendment and the other Credit Documents to be executed and delivered in connection with this First Amendment and to act with respect to this First Amendment and each other Credit Document executed or to be executed by the Borrower, upon which certificate each Lender, including each assignee (whether or not it shall have then become a party to the Amended Credit Agreement), may conclusively rely until it shall have received a further certificate of the Borrower canceling or amending such prior certificate; and

(iii) the absence of any changes in the Organic Documents of the Borrower since the copies delivered to the Administrative Agent in connection with the closing of the Credit Agreement; and

(2) such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.

(c) Notes.  Upon the request of any Lender to the Borrower made in accordance with Section 3.02 of the Amended Credit Agreement, such Lender shall have received a Note substantially identical to Exhibit B to the Amended Credit Agreement duly executed and delivered by an Authorized Representative of the Borrower.  Upon each requesting Lender’s receipt of such Note, such Lender shall promptly return to the Borrower the Note delivered by the Borrower to such Lender on the Closing Date.

(d) Certificate as to Conditions, Warranties, No Default, Agreements etc. The Administrative Agent shall have received a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the First Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, as of such date:

(1) all conditions set forth in this Section 3 (CONDITIONS PRECEDENT) have been fulfilled;

(2) all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the First Amendment Closing Date (unless expressly made as of a certain date, in which case such representation or warranty shall be true and correct in all material respects as of such date);

(3) all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects as if made on the First Amendment Closing Date (unless expressly made as of a certain date, in which case such representation or warranty shall be true and correct in all material respects as of such date); and

(4) no Default or Event of Default shall be continuing.

(e) Opinions of Counsel. The Administrative Agent shall have received a customary opinion letter, dated as of the First Amendment Closing Date and addressed to the Lenders and the Administrative Agent, from Dechert LLP, counsel to the Borrower, the Manager and FS Advisor, which shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders.

(f) Manager Letter. The Administrative Agent shall have received from the Manager a letter in the form of Exhibit G hereto addressed to the Administrative Agent and the Lenders.  All representations and warranties of the Manager set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date with the same effect as if then made.

(g) Equity Owner Letter. The Administrative Agent shall have received from the Equity Owner a letter in the form of Exhibit H hereto addressed to the Administrative Agent and the Lenders.  All representations and warranties of the Equity Owner set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date with the same effect as if then made.

(h) FS Advisor Letter. The Administrative Agent shall have received from FS Advisor a letter in the form of Exhibit I hereto addressed to the Administrative Agent and the Lenders.  All representations and warranties of FS Advisor set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date with the same effect as if then made.

(i) Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses then due and payable to it under the Amended Credit Agreement.

(j) Federal Reserve Form U-1. Each Lender shall have received a Federal Reserve Form U-1 duly completed and executed by the Borrower and the relevant Lender reflecting the Maximum Commitment as amended by this First Amendment.

(k) After giving effect to any requested Borrowing on the First Amendment Closing Date (1) the aggregate principal amount of all Loans outstanding will not exceed the Maximum Commitment and (2) the Overcollateralization Test is satisfied.

(l) Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and by the Amended Credit Agreement and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this First Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this First Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Lenders and their counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this First Amendment and the Amended Credit Agreement shall be reasonably satisfactory to counsel to the Administrative Agent.

Section 4. Miscellaneous.

(a) GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b) Amendments, Etc.  None of the terms of this First Amendment may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower, the Administrative Agent and the Lender , and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Severability.  If any one or more of the covenants, agreements, provisions or terms of this First Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this First Amendment and shall in no way affect the validity or enforceability of the other provisions of this First Amendment.

(d) Counterparts.  This First Amendment may be executed by the parties hereto in separate counterparts, including by .pdf attachment to a transmission by electronic mail or by facsimile transmission, which counterparts shall together constitute one and the same instrument; provided that it is understood and agreed that each of the parties hereto shall deliver to the other party manually executed originals promptly following the date of this First Amendment.

(e) Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Captions.  The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this First Amendment.

(g) Entire Agreement.  This First Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Credit Agreement and the Security Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

FSEP TERM FUNDING, LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name:	Gerald F. Stahlecker
Title:	Executive Vice President

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH as Administrative Agent

By:	/s/ Eamon McCooey
Name:	Eamon McCooey
Title:	Managing Director

By:	/s/ Ian R. Jackson
Name:	Ian R. Jackson
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH as Lender

By:	/s/ Eamon McCooey
Name:	Eamon McCooey
Title:	Managing Director

By:	/s/ Ian R. Jackson
Name:	Ian R. Jackson
Title:	Director

The Commitment of Deutsche Bank AG, New York Branch, as Lender is as follows:

Type of Commitment:	Amount of Commitment:	Percentage of Tranche:
Tranche A Commitment	$50,000,000	100%
Tranche B Commitment	$50,000,000	100%

Total Commitment:	$100,000,000

[Signature Page to First Amendment to Credit Agreement]